SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2018

ECO SCIENCE SOLUTIONS, INC.
(Exact name of Company as specified in its charter)

Nevada	333-166487	46-4199032
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1135 Makawao Avenue, Suite 103-188 Makawao, Hawaii 96768
(Address of principal executive offices)

(800) 379-0226
(Company's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 5, 2018, an Addendum to that certain Master Marketing Agreement ("MMA") entered into between Ga-Du Corporation(Ga-Du), a wholly owned subsidiary of Eco Science Solutions, Inc. (ESSI), and Alliance Financial Network, INC. (d/b/a eXPOTM) ("Alliance", "eXPOTM"), and dated September 6, 2017, was entered into and agreed upon, wherein the MMA was amended to reflect the right of Ga-Du to receive revenue from Colorado businesses; the MMA originally excluded existing Colorado business as any revenue generating businesses.

The Addendum allows for the following split:

"With respect to the fee split between Alliance and Ga-Du as to income derived from cash depository business designated by eXPOTM as "Legacy Cash" deposited  from businesses in the Cannabis industry, or other cash depository business brought in by Ga-Du, the Company shall receive fifty percent (50%) of all revenues and Ga-Du shall receive fifty percent (50%) of all such revenues (the "Cash Depository Revenues")".

Among other things, in exchange for the split, whereas Ga-Du is to receive 50% of all revenues, Ga-Du agreed to pay to Alliance $405,000 in two tranches, for operational expenses and business development in the State of Colorado as well as in other states.

Additionally, Ga-Du, from October 15, 2017, and going forward, is entitled to receive 10% of all of Alliance's net revenue earned from Colorado revenues.

ITEM 8.01 OTHER INFORMATION

The final payment to Alliance was made on April 24, 2018, as agreed upon in the Addendum to the MMA, making the Addendum Effective as of this date, and retroactive to March 5, 2018, on the day the Addendum was executed.  Pursuant to Alliance's record books, and accounting, the following amounts have been credited to Alliance: (1) Cumulative eXPOTM Credit Exchange (through April 18, 2018):  $6,471,340; (2) Cumulative Cash Pick-Ups (through April 18. 2018): $1,974,761; and (3) Total Revenue (through April 18, 2018): $83,112.  Amount payable to Ga-Du is $8,311 (10% of net revenue generated by Colorado Business).

ESSI Information
With headquarters in Maui, Hawaii, Eco Science Solutions, Inc. is a technology-focused Company targeting the multi-billion-dollar health, wellness and alternative medicine industry*. Ranging from enterprise software, payment processing, inventory management, to consumer smart device apps, the Company provides solutions that empower both enterprise and consumer customers.
At Eco Science's core is a 360-degree ecosystem for business location, localized communications between consumers and business operators, on-topic social networking, inventory management / selection, payment facilitation and delivery arrangement. The Company's holistic commerce and content platform enables health, wellness and alternative medicine enthusiasts to easily locate, access, and connect with others to facilitate the research of and purchasing of eco-science friendly products.
* Eco Science Solutions, Inc. is not in the business of growing, manufacturing, or distributing cannabis.
ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

INDEX TO EXHIBITS

Exhibit No. Description

10.1             Addendum to September 6, 2017, Master Marketing Agreement
10.2             Record of Accounting by Alliance

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company's expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Current Report Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as "may," "can," "will," "should," "could," "expects," "plans," "anticipates," "intends," "believes," "estimates," "predicts," "potential," "targets," "goals," "projects," "outlook," "continue," "preliminary," "guidance," or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Current Report Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company's public filings with the SEC, which are available to the public at the SEC's website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO SCIENCE SOLUTIONS, INC.

Date: April 27, 2018

By:/s/Jeffery Taylor
     Jeffery Taylor, President
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